THE SHARES BEING SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                            STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of September 1, 2004, by and between Bionutrics, Inc., a Nevada corporation (the "Company"), and Asia Pacific Investment Holdings Limited, a British Virgin Islands company (the "Investor").

THE PARTIES HEREBY AGREE AS FOLLOWS:

      1. Purchase and Sale of Stock.

            1.1 Sale and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue and sell Two Hundred Thousand (200,000) shares of its Common Stock, $.001 par value, (the "Shares"), and the Investor hereby subscribes for and agrees to purchase the Shares upon acceptance of this Agreement by the Company.

            1.2 Payment. Investor is delivering with this Agreement all rights of ownership to its pro-rata share of certain assets received via an Asset Distribution Agreement by and between the Company and the Investor, dated September 1, 2004, that include niacin-tocotrienol technology for dietary supplements and other functional nutrition products together with approximately 80 barrels of rice bran oil tocol concentrate (the "Assets"), and certain assumed obligations per a Letter of Intent Regarding a Tocotrienol and Niacin CDT Dietary Supplement" with James Belcher (the "Belcher LOI"), as consideration, subject to its terms and conditions, for the Shares as a condition for the Closing of the offering. The Company agrees to hold Investor safe and harmless from any obligations arising from the Belcher LOI.

            1.3 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be deemed to have occurred when this Agreement has been executed by both the Investor and the Company and payment shall have been made as set forth in 1.2 above in consideration for the Company's delivery into the escrow account of certificates representing the Shares subscribed for. If at the Closing any of the conditions specified in Section 6 hereof shall not have been fulfilled to the reasonable satisfaction of Investor, then Investor shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment. If at the Closing any of the conditions specified in Section 5 hereof shall not have been fulfilled to the reasonable satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment.

      2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

            2.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

            2.2 Capitalization. The authorized capital of the Company consists of:

                  (i) Common Stock. 45,000,000 shares of common stock ("Common Stock"), par value $.001, of which 15,803,000 shares are issued and outstanding as of October 31, 2003.

                  (ii) Preferred Stock. 5,000,000 shares of preferred stock ("Preferred Stock"), par value $.001, 591,685 shares of which are outstanding and convertible into 118,370 of common stock at the election of the Company or shareholder. Further Preferred Stock may be issued from time to time in one or more series and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series.

                  (iii) Warrants, Options and Other Rights. There are no preemptive rights or rights of first refusal for the purchase or acquisition from the Company of any shares of its capital stock. As of October 31, 2003, there were outstanding warrants to purchase up to 659,000 shares of Common Stock. Additionally, as of October 31, 2003, options in the amount of 250,000 shares were outstanding and held by current or former employees, officers and directors pursuant to the Company's Stock Option Plan.

            2.3 Valid Issuance of Shares. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the issuance of the Shares. The Shares when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

            2.4 Financial Statements. The Company has delivered to Investor true and correct copies of (i) its Form 10-K for the year ended October 31, 2001,
(ii) the unaudited consolidated balance sheets of the Company and its subsidiaries for the years ended October 31, 2002 and October 31, 2003 and the six-month period ended March 31, 2004 and (iii) the related unaudited consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiary as of October 31, 2002, October 31, 2003 and March 31, 2004, respectively (collectively, the "Balance Sheets"). Except as otherwise stated in the notes thereto, the Balance Sheets have been prepared in conformity with United States generally accepted accounting principles (and except that the unaudited Balance Sheets may not contain all notes) applied, except as stated therein, on a consistent basis. The Balance Sheets are true and correct and fairly present the financial position, result of operations and cash flows and changes in financial position of the Company as of the dates and for the periods indicated. If and when filed by the Company with the Securities and Exchange Commission the "SEC") the financial statements in the annual reports on Form 10-K for the years ended October 31, 2002 and 2003 including Form 10-Q for each three-month period subsequent to the year ended October 31, 2001 will not be materially different to the Balance Sheets for the respective periods and only be subject to non-material year-end adjustments in case of any Balance Sheets for a three-month period subsequent to the year ended October 31, 2003. Except as reflected in such financial statements and the notes thereto, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct of the business of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

            2.5 No Conflict with Other Instruments. Neither the sale of the Shares nor the consummation of the transactions herein contemplated, will: (i) conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (A) the Articles of Incorporation, as amended, or bylaws of the Company, (B) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties is subject, or, (C) to the knowledge of the Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or
(ii) result in the creation or imposition of any material lien, charge or encumbrance upon the property or assets of the Company.

            2.6 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any Federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

      3.   Representations  and  Warranties  of  Investor.   By  executing  this
Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

            3.1 Authorization. Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder and this Agreement constitutes a valid, binding and enforceable obligation of Investor.

            3.2 Legal Investment and Compliance with Laws. The purchase of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained, or will be obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) any foreign exchange restrictions applicable to such purchase, and (ii) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

            3.3 Access to Information. Investor acknowledges that it has received the Balance Sheets, and is familiar with and understands the operations of the Company.

                  (a) Investor understands and acknowledges that the Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

                  (b) Investor understands and acknowledges that any financial projections provided in connection with this investment and have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

                  (c) Investor acknowledges that it has been encouraged to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the purchase of the Shares and has been offered, during the course of discussions concerning the purchase of the Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                  (d) Investor represents and warrants that, in determining to purchase the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other consequences involved in purchasing the Shares.

            3.4  Acquisition  for  Investment  and  Unregistered  Nature  of the
Shares.

                  (a) Investor represents and warrants that the Shares being acquired are being acquired for its own account without a view to public distribution or resale and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

                  (b) Investor represents and warrants that it (i) is experienced in evaluating and investing in securities of companies in the developmental stage and acknowledges that it can fend for itself, (ii) can bear the economic risk of the purchase of the Shares including the total loss of its investment, and (iii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                  (c) Investor understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

                  (d) Investor agrees that it will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the 1933 Act and any applicable state securities laws, or unless Investor obtains an opinion of counsel which is reasonably satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

                  (e) Investor understands that (i) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act;
(ii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iii) Investor therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

            3.5 Further Representations and Understandings.

                  (a) Investor understands that no federal or state agency including the Securities and Exchange Commission, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

                  (b) Investor understands that the Shares are being offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

                  (c) Investor represents and warrants that the information set forth herein concerning Investor is true and correct.

      4. Registration Rights.

            4.1  Registration  Statement.  At any time during which  Investor is subject to the time, volume restrictions, or manner of sale limitations under Rule 144 under the 1933 Act ("Rule 144"), or any successor rule or regulation, the Company will (i) prepare and file a Registration Statement under the 1933 Act covering the Shares or will include the Shares in any other Registration
Statement it is obligated to file subsequent to the date hereof, (ii) use its best efforts to have such Registration Statement rendered effective under the 1933 Act as soon as practicable thereafter, and (iii) take such action as may be necessary to have such Registration Statement remain effective under the 1933 Act, free of material misstatements or omissions, for the period required to sell such Shares in compliance therewith. If the Registration Statement for shares represented by this Warrant is part of or in conjunction with another such Registration Statement filing, the Company shall bear all fees, disbursements and out-of-pocket expenses incurred in connection with the preparation and filing of such Registration Statement, including any amendment or supplement thereto necessary to cause the same to remain free of material misstatements or omissions during the period the Registration Statement remains effective under the 1933 Act, except as provided in Section 4.5 hereof. If the Registration Statement filing is made solely for the benefit of the Warrantholder at the Warrantholder's request, then all related costs shall be the responsibility of and shall be assumed by the Warrantholder.

            4.2 Cooperation with Company. Investor will cooperate with the Company in all respects in connection with this Section, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Shares required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering

            4.3 Termination of Registration Rights. The Company's obligation under this Section 4 to register the Shares held by Investor shall terminate upon the earlier of (i) the date that all of the Shares have been sold pursuant to the Registration Statement, (ii) the date the Investor receives an opinion of counsel to the Company, which opinion shall be reasonably acceptable to the Investor, that the Shares may be sold under the provisions of Rule 144 without limitation as to volume, (iii) the date when all Shares have been otherwise transferred to persons who may trade such Shares without restriction under the 1933 Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) the date when all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.

            4.4 Indemnification. The Company agrees to indemnify and hold harmless the Investor against any and all losses, claims, damages, liabilities and expenses, which Investor may suffer arising out of any untrue statement of a material fact in a Registration Statement filed in connection with the registration rights granted by this Section 4, or arising out of any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent that such losses, claims, damages, liabilities or expenses arise out of any untrue statement or omission which has been made therein or omitted therefrom in reliance upon information relating to the Investor furnished in writing to the Company by the Investor for use in connection therewith.

            4.5 Fees and Commissions. All underwriting and/or brokerage discounts, fees and commissions in respect of the registration of the Shares under this Section 4 and applicable transfer taxes payable upon sale of the Shares, and any counsel fees or disbursements for counsel for Investor and out-of-pocket expenses of Investor in connection with the registration of Shares under this Section 4 shall be paid and borne by Investor.

      5. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by the
Company:

            5.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

            5.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before the date of Closing shall have been performed in all material respects to the reasonable satisfaction of the Company.

            5.3 Legal Action.

                  (a) There shall not have been instituted any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement.

                  (b) None of the parties hereto shall be prohibited in any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

      6. Conditions to Obligations of Investor. The obligations of Investor under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by Investor.

            6.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

            6.2 Legal Action.

                  (a) There shall not have been instituted or threatened any legal proceedings seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

                  (b) None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

      7. Legends. The certificates evidencing any of the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

      THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

      8. Miscellaneous.

            8.1 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered personally to the party being given notice or by facsimile, overnight courier service or by registered or certified mail, return receipt requested, postage prepaid if to Investor at its address set forth herein or if to the Company at 2415 East Camelback Road, Suite 700, Phoenix, Arizona 85016 or at such other address as may have been furnished by the Company to Investor.

            8.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to principles of conflicts of law.

            8.3 Entire Agreement; Amendments and Waiver. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by nor deemed to have made any representations and/or warranties except those contained herein or incorporated herein by reference. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Investor.

            8.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, estate, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            8.5 Headings. The terms used in this Agreement shall be deemed to include the masculine and the feminine in the singular and the plural as the context requires. The headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            8.6 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

            8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date indicated above.


ASIA PACIFIC
INVESTMENT
HOLDINGS, Limited:



---------------------------------      90 Cecil Street #08-03
By: Nalin Rathod                       069531 Singapore
Its: Director                          Facsimile Number: (65) 6324 7797



BIONUTRICS, INC.



---------------------------------      2415 East Camelback Road
By:  Ronald H. Lane                    Suite #700
Its:  President                        Phoenix, Arizona 85016
                                       Facsimile Number: (1-602) 508-0115